UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

CHORDIANT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400

Cupertino, CA 95014

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 517-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2004, Chordiant Software, Inc. (the terms “Chordiant”, “we” and “our” used herein refer to Chordiant Software, Inc.), filed a Current Report on Form 8-K/A to update it’s previously filed report on Form 8-K, which is incorporated herein by reference. On December 8, 2004, Chordiant Software International, Inc. (“Chordiant International”), a wholly-owned subsidiary Chordiant, entered into a share purchase agreement (the “Purchase Agreement”), and Chordiant entered into a registration rights agreement (the “Registration Rights Agreement”), with Rob Walker, David Barrow, Colin Baker, Zukke Spijkers B.V. and the persons or entities represented by Commonwealth Investments B.V. (the “Shareholders”), the holders of all of the issued shares of KiQ Limited, a privately held United Kingdom company (“KiQ”). In addition, on December 8, 2004, Chordiant International and KiQ entered into a Trust Deed (the “Trust Deed”), which provides a mechanism for the cancellation of all stock options or other potentially dilutive securities of KiQ.

This Amendment No. 2 amends Item 9.01 of the Form 8-K/A Current Report filed by Chordiant Software, Inc. (“Chordiant”) on December 27, 2004

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of KiQ Limited required by this item, as of and for the years ended June 30, 2004 and June 30, 2003 and the unaudited interim financial statements of KiQ Limited required by this item as of September 30, 2004 and for the three months ended September 30, 2004 and September 30, 2003 are being filed as Exhibit 99.1 to this report, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined consolidated financial statements of Chordiant Software, Inc. as of and for the nine months ended September 30, 2004, giving effect to the acquisition of KiQ Limited in accordance with Article 11 of Regulation S-X, are being filed as Exhibit 99.2 to this report, and are incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Accountants

99.1	Financial statements of KiQ Limited for the year ended 30 June, 2004 and unaudited management accounts for the period ended 30 September, 2004

99.2	Unaudited pro forma condensed combined consolidated financial statements of Chordiant Software, Inc. as of and for the nine months ended September 30, 2004, giving effect to the acquisition of KiQ Limited in accordance with Article 11 of Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chordiant Software, Inc.

Date: March 29, 2005	By:	/s/ George de Urioste
George de Urioste
Chief Operating Officer and Chief Financial Officer